UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 1, 2016

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 8.01 – Other Events	3

Signatures	3

ITEM 8.01 Other Events

On March 1, 2016, NewBridge Bancorp (“NewBridge”), Yadkin Financial Corporation (“Yadkin”) and Yadkin Bank each filed articles of merger with the North Carolina Secretary of State (collectively, the “Articles of Merger”). In accordance with the Articles of Merger, NewBridge will merge with and into Yadkin effective as of 9:01 a.m. on March 1, 2016, and NewBridge Bank will merge with and into Yadkin Bank effective as of 9:02 a.m. on March 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2016	NEWBRIDGE BANCORP By: /s/ Ramsey K. Hamadi Ramsey K. Hamadi Senior Executive Vice President and Chief Financial Officer